Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

The Group evaluated subsequent events from January 1, 2021 through April 21, 2021, which is the date the consolidated financial statements are available to be issued, and concluded that no subsequent events have occurred that would require recognition or disclosure in the consolidated financial statements other than as discussed below.

In January 2021, the Group completed the acquisition of the majority ownership of mainland China business of DR.WU. In March 2021, the Group acquired the majority ownership of the business of Eve Lom, a prestige skincare brand from Manzanita Capital. The total consideration is approximately RMB1.12 billion. The Group is in the process of completing the purchase price allocation for these acquisitions as of the issuance of the financial statements.